Summary Prospectus	October 1, 2015
Direxion Shares ETF Trust

Direxion S&P 500® Volatility Response Shares: VSPY Hosted on NYSE Arca

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling 1-866-476-7523 or by sending an e-mail request to info@direxionshares.com, or from your financial intermediary. The Fund’s prospectus dated February 27, 2015, as supplemented October 1, 2015, the Fund’s statement of additional information dated February 27, 2015, as supplemented May 19, 2015, and the most recent shareholder report, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Direxion S&P 500® Volatility Response Shares (the “Fund”) seeks investment results, before fees and expenses, that track the S&P 500® Volatility Response Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses(1)(2) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.43%
Acquired Fund Fees and Expenses(3)	0.06%

Total Annual Fund Operating Expenses	0.94%
Expense Cap/Reimbursement(4)	–0.43%

Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.51%

(1)	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2017, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.45% of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).
Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
(2)	Expense information in the table has been restated to reflect current fees.
(3)	Acquired Fund Fees and Expenses are estimated for the Fund’s current fiscal year.
(4)	In addition, Rafferty has contractually agreed to waive 0.10% of its Management Fees through September 1, 2017, which is not subject to reimbursement by the Fund. There is no guarantee that the management fee waiver will continue after September 1, 2017. This contractual waiver may be terminated at any time by the Board of Trustees.

Expense Example. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 years	10 Years
$52	$257	$478	$1,115

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets in the securities that comprise the S&P 500® Volatility Response Index (“Index”) and/or investments that have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

The Index is designed to respond to the volatility of the S&P 500® Index. The Index is composed of equity securities of the S&P 500® Index (the “Stock Component”) and U.S. Treasury Bills (the “Cash Component”). The S&P 500® Index measures the large capitalization segment of the domestic equity market and is composed of stocks of the 500 domestic companies with the largest capitalization. Volatility is a statistical measurement of the magnitude of asset price fluctuations (increases or decreases in the prices of a group of securities) over time.

The Index responds to volatility by establishing a volatility target which may be set at 12.5%, 15%, or 17.5%, and is determined based on the recent levels of CBOE Volatility Index (VIX®). The Index then reviews several volatility factors of the S&P 500® Index. The volatility factors of the S&P 500® Index are exponentially weighted with more emphasis placed on the most recent historical periods. The volatility factors of the S&P 500® Index, along with the target volatility levels, determine the Index’s exposure to the Stock Component and the Cash Component. The percentage exposure to the Stock Component

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is expected to range between 10% and 100%, and will not exceed 100%. Exposure to the Cash Component is expected to range between 0% and 90%.

As S&P 500® Index volatility increases, exposure to the Stock Component will decrease and exposure to the Cash Component will increase. As volatility decreases, exposure to the Stock Component will increase and exposure to the Cash Component will decrease. Based on certain changes in the volatility factors, the Index may be rebalanced as frequently as daily. However, regardless of whether these changes occur, the Index will rebalance at least monthly.

The following tables provide example exposure levels to the Stock Component that the Fund would have at target volatility levels of 12.5%, 15% and 17.5% based on hypothetical volatility calculations. As reflected in the tables below, the Fund can generally be expected to have greater exposure to the Stock Component at lower levels of S&P 500® Index volatility, and the Index’s target volatility can further increase or decrease this exposure.

Target Volatility	S&P 500® Index Volatility	Exposure to the Stock Component*	Exposure to the Cash Component
	10%	100%	0%
	15%	69%	31%
12.5%	25%	25%	75%
	50%	10%	90%
	75%	10%	90%
	100%	10%	90%

Target Volatility	S&P 500® Index Volatility	Exposure to the Stock Component*	Exposure to the Cash Component
	10%	100%	0%
	15%	100%	0%
15%	25%	36%	64%
	50%	10%	90%
	75%	10%	90%
	100%	10%	90%

Target Volatility	S&P 500® Index Volatility	Exposure to the Stock Component*	Exposure to the Cash Component
	10%	100%	0%
	15%	100%	0%
17.5%	25%	49%	51%
	50%	12%	88%
	75%	10%	90%
	100%	10%	90%

*	The Fund’s exposure to the Stock Component is derived by dividing the square of the target volatility level by the square of the calculated volatility of the S&P 500® Index.

The Fund will concentrate its investment (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

At times the Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index, including exchange traded funds (“ETFs”) and other investment companies. The Fund seeks to remain fully invested at all times consistent with its investment objective. If the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund. To the extent the Fund experiences regular purchases or redemptions of its shares, it may reposition its portfolio more frequently. Additionally, the impact of the Index’s movements will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has added or removed a security, the Fund’s portfolio may have to be re-positioned to account for this change to the Index. The Fund may invest the remainder of its assets, including the Cash Component, in money market funds, depository accounts with institutions with high quality credit ratings or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

The Fund may invest up to 20% of its assets in financial instruments in order to gain exposure to the component securities in the Index. Currently, these financial instruments include: swap agreements; futures contracts; options on securities, forward contracts; reverse repurchase agreements; and other financial instruments.

Principal Investment Risks

An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. The Adviser cannot guarantee that the Fund will achieve its investment objective. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.

Adverse Market Conditions Risk — Because the Fund attempts to track the performance of the Index, its performance will suffer during conditions in which the Index declines.

Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or an asset class without actually purchasing those securities or investments. These financial instruments may include, but are not limited to, swap agreements. The use of swap agreements and other counterparty instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements and other counterparty instruments also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

Debt Instrument Risk — The Fund may invest in debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other

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factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.

Derivatives Risk — The Fund uses investment techniques, including investments in derivatives, such as swaps, futures and forward contracts, and options, to track the Stock Component of the Index. The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly. Investments in these derivatives may generally be subject to market risks that cause their prices to fluctuate more than an investment directly in a security and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the Index. The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as an underlying reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index securities as a reference or as an underlying asset. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. In addition, the Fund’s investments in derivatives, as of the date of this Prospectus, are subject to the following risks:

Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relates to credit risk of the counterparty and liquidity risk of the swaps themselves.

Futures Contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Forward Contracts. Forward contracts are two- party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its investment objective.

Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

High Volatility in Rising Markets Risk — Pursuant to the Fund’s investment strategy, in periods of high volatility, the Fund will rebalance its portfolio and decrease exposure to the Stock Component and increase its exposure to the Cash Component. Due to the Fund’s increased exposure to the Cash Component during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.

Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio to remain consistent with its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses, transactions costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The possibility of the Fund being materially over- or under-exposed to its Index increases on days when the Index is volatile near the close of the trading day. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet its investment objective.

Interest Rate Risk — The value of the Fund’s investments in fixed income securities will fall when interest rates rise. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

Liquidity Risk — Some securities held by the Fund may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus adversely affecting Fund performance.

Market Risk — The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.

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Mid-Capitalization Company Risk — Investing in the securities of mid-capitalization companies, and securities that provide exposure to mid-capitalization companies, involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a conventional diversified fund.

Other Investment Companies (including ETFs) Risk — Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of other investment company and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.

Replication Strategy Risk — The Fund may be exposed to additional market risk because of its investment strategy of investing principally in the securities included in the Index. As a result, securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Volatility Response Lag Risk — The Fund’s investments are designed to respond to volatility based on a comparison of historic and recent volatility levels of the securities in the Stock Component. However, because this calculation takes into account volatility over a period of time, there may be a lag between current volatility and the volatility reflected by the Index and the Fund’s investments. As such, in periods of rapidly changing volatility, the Fund may not immediately respond to current volatility.

Special Risks of Exchange-Traded Funds

Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the exchange on which it trades, and the listing requirements may be amended from time to time.

Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on an exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below or at their NAV. Given the fact that Shares can be created and redeemed in creation units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. There may, however, be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The Fund’s investment results are measured based upon the NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund.

Fund Performance

The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The table shows how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at
www.direxioninvestments.com/etfs?producttab=performance or by calling the Fund toll free at 1-866-476-7523.

The performance shown prior to August 1, 2014 reflects a previous investment objective. The Fund sought investment results, before fees and expenses, that tracked the S&P Composite 500® Dynamic Rebalancing Risk Control Index. After August 1, 2014, the Fund’s performance reflects the new investment objective of seeking investment results, before fees and expenses, that track the S&P 500® Volatility Response Index.

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Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 10.45% for the quarter ended March 31, 2013 and its lowest calendar quarter return was 1.00% for the quarter ended September 30, 2014. The year-to-date return as of December 31, 2014 was 10.17%.

Average Annual Total Returns (For the periods ended December 31, 2014)

	One Year	Since Inception (1/11/2012)
Return Before Taxes	10.17%	16.49%
Return After Taxes on Distributions	8.79%	15.76%
Return After Taxes on Distributions and Sale of Fund Shares	6.05%	12.74%
S&P 500® Volatility Response Index (reflects no deduction for fees, expenses or taxes)(1)	N/A	N/A
S&P Composite 500 Dynamic Rebalancing Risk Control Index (reflects no deduction for fees, expenses or taxes)(2)	8.99%	14.17%

(1)	The S&P 500® Volatility Response Index commenced operations on April 4, 2014.
(2)	The S&P 500® Volatility Response Index replaced the S&P Composite 500 Dynamic Rebalancing Risk Control Index as the broad-based benchmark in connection with the change of the Fund’s name and investment objective. The index was changed on August 1, 2014.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In addition, the “Return After Taxes on Distributions and Sale of Fund Shares” would be higher if the investor recognized a capital loss upon the redemption of Fund shares.

Management

Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since September 1, 2015	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund’s shares are not individually redeemable. The Fund will issue and redeem Shares only to Authorized Participants (typically, broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Fund Shares on a national securities exchange through a broker-dealer and may incur brokerage costs. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Adviser may pay the intermediary for educational programs, the development of technology platforms and reporting systems or other administrative services related to the Fund. Ask your salesperson or visit your financial intermediary’s website for more information.

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